                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  JULY 30, 2002
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)




                             AMKOR TECHNOLOGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        000-29472                                     23-1722724
  COMMISSION FILE NUMBER               (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                              1345 ENTERPRISE DRIVE
                             WEST CHESTER, PA 19380
                                 (610) 431-9600
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

ITEM 5.    OTHER EVENTS.

      On July 30, 2002 we issued a press release (attached hereto as Exhibit 99.1) announcing our financial results for the quarter ended June 30, 2002. On July 31, 2002, we issued a press release (attached hereto as Exhibit 99.2) restating certain supplemental financial information contained in the July 30, 2002 press release.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          99.1    Text of Press Release dated July 30, 2002
          99.2    Text of Press Release dated July 31, 2002

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                AMKOR TECHNOLOGY, INC.

                                                By: /s/ KENNETH T. JOYCE
                                                ------------------------
                                                Kenneth T. Joyce
                                                Chief Financial Officer

                                                Dated: August 1, 2002